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                                                                   EXHIBIT 10.33

                       SIXTH AMENDMENT TO CONTRACT OF SALE

        This SIXTH AMENDMENT TO CONTRACT OF SALE (this "Amendment") is made and entered into effective as of the ____ day of June, 2004 (the "Effective Date"), by and among VORTISCH HOLDINGS, L.P., a Texas limited partnership ("Seller"), CANTEX REALTIES, INC., a Texas corporation ("Cantex"), REALTY AMERICA GROUP (4245 CENTRAL), LP, a Texas limited partnership ("Original Purchaser"), and BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership ("Purchaser").

                             PRELIMINARY STATEMENTS:

        The following preliminary statements are a material part of this
Amendment:

        A. Seller, Cantex and Realty America Group I, LP, as predecessor in interest to Original Purchaser made and entered into that certain Contract of Sale, dated effective April 16, 2004 (the "Original Contract"), with respect to certain real property located on that certain tract or parcel of land situated in the City of Dallas, Dallas County, Texas, which is more particularly described in the Contract (the "Property"); as amended by that certain First Amendment to Contract of Sale (the "First Amendment"); as amended by that certain Second Amendment to Contract of Sale (the "Second Amendment"); as amended by that certain Third Amendment to Contract of Sale (the "Third Amendment"); as amended by that certain Fourth Amendment to Contract of Sale (the "Fourth Amendment"); as amended by that certain Fifth Amendment to Contract of Sale (the "Fifth Amendment") (the Contract, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are hereinafter collectively referred to as the "Contract").

        B. Cantex is only a party to this Amendment and the Contract as is necessary for Original Purchaser and Purchaser to enforce certain representations and warranties provided by Cantex to Purchaser under the Contract.

        C. Seller, Cantex, and Original Purchaser, and Purchaser desire to amend the Contract as set forth below.

                                   AGREEMENTS:

        NOW THEREFORE, in consideration of the agreements to sell and purchase the Property and the mutual covenants and agreements contained in this Amendment and in the Contract, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller, and Purchaser hereby agree as follows:

1. ASSIGNMENT. Seller hereby consents to, ratifies and accepts the assignment of the Contract, and all rights, duties and obligations under the Contract, from Realty America Group (4245 Central), LP to Behringer Harvard Short-Term Opportunity Fund I LP. Original Purchaser shall be forever released of its obligations under the Contract upon the Effective Date of this

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Amendment. Any reference in the Contract to Purchaser shall, from the Effective
Date of this Amendment, refer to Behringer Harvard Short-Term Opportunity Fund I LP.

2. CLOSING EXTENSION. Pursuant to the terms of the Fifth Amendment, the Closing of the Contract was to occur on or before Friday, July 30, 2004. Upon payment of the Closing Extension Deposit (defined below), the parties hereby agree to extend the Closing Date to on or before Monday, August 16, 2004.

3. CLOSING DEPOSIT. As consideration for the extension of the Closing Date, Purchaser hereby agrees that if, as and when this Amendment is fully executed, Purchaser shall, within three (3) business days following the Effective Date of this Amendment deposit an additional One Hundred Thousand and No/100s Dollars ($100,000.00) (the "Closing Extension Deposit") with the Title Company. The Closing Extension Deposit shall replace the Earnest Money deposit totaling One Hundred Thousand and No/100s Dollars ($100,000.00), and shall be refundable pursuant to the terms of the Contract. Upon the funding of the Closing Extension Deposit, the Title Company is hereby instructed to release the original Earnest Money deposit to Seller.

4. CAPITALIZED TERMS. Capitalized terms used but not defined in this Amendment shall have the same meaning as those in the Contract, unless otherwise noted herein.

5. RATIFICATION OF CONTRACT. Except as specifically modified by this Amendment, all of the other terms and provisions of the Contract shall remain in full force and effect, and are hereby ratified and confirmed by Seller, Cantex, Original Purchaser and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Contract and this Amendment, the terms and provisions of this Amendment shall control.

6. REPRESENTATIONS AND WARRANTIES. Seller, Cantex, Original Purchaser, and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment are authorized to do so on behalf of Seller, Cantex, Original Purchaser and Purchaser; and that this Amendment is valid and binding upon and enforceable against Seller, Cantex, Original Purchaser and Purchaser.

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

8. FINAL AGREEMENT. This Amendment and the Contract cover in full, each and every final agreement of every kind or nature whatsoever between Seller, Cantex, Original Purchaser and Purchaser concerning the Property, and all preliminary negotiations and agreements whatsoever of every kind or nature are merged into this Amendment and the Contract. This Amendment and the Contract cannot be changed or modified in any manner other than by written amendment or modification executed by Seller, Cantex and Purchaser.


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9.      SUCCESSORS AND ASSIGNS. This Amendment is binding upon and inures to the benefit of Seller, Cantex, Original Purchaser and Purchaser and their respective successors and assigns.

        IN WITNESS WHEREOF, Seller, Cantex, Original Purchaser and Purchaser have caused this Amendment to be duly executed as of the Effective Date.

                                SELLER:

                                VORTISCH HOLDINGS, L.P.,
                                a Texas limited partnership

                                By: VORTISCH INVESTMENTS, INC.,
                                    a Delaware corporation
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Hermann Vortisch
                                             President

                                    Date of Signature: July ____, 2004

                                PURCHASER:

                                BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership

                                By: BEHRINGER HARVARD 4245 CENTRAL GP, LLC,
                                    a Texas limited liability company
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Gerald J. Reihsen, III
                                             Member

                                    Date of Signature: July  ____, 2004

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                                ORIGINAL PURCHASER:

                                REALTY AMERICA GROUP (4245 CENTRAL), LP, a Texas limited partnership

                                By: REALTY AMERICA GROUP INVESTMENTS, LLC,
                                    a Texas limited liability company
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Webb M. Sowden, III
                                             Member

                                Date of Signature: July  ____, 2004

                                CANTEX:

                                CANTEX REALTIES, INC.,
                                a Texas corporation


                                By:
                                      ------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                      ------------------------------------------

                                Date of Signature: July  ____, 2004